SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) is entered into as of December 20, 2018, by and among FEDERAL SIGNAL CORPORATION, a Delaware corporation (“US Borrower”), FST CANADA INC., an Ontario corporation (“Non-US-Borrower” and collectively with U.S. Borrower, the “Borrowers” and each a “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (“Administrative Agent”) and the Lenders party hereto (the “Lenders”). RECITALS: A. The Lenders made loans and certain other financial accommodations to the Borrowers as evidenced by that certain Amended and Restated Credit Agreement dated as of January 27, 2016, by and among the US Borrower, certain Foreign Subsidiaries of US Borrower from time to time parties thereto as Non-US Borrowers, the Administrative Agent and the Lenders party thereto (as heretofore amended, restated, modified or supplemented, the “Existing Credit Agreement”). B. The Non-US Borrower became a party to the Existing Credit Agreement and assumed all of the obligations and liabilities of a Non-US Borrower thereunder pursuant to that certain Notice of Non- US Borrower and Assumption Agreement dated as of May 27, 2016, made by the Non-US Borrower in favor of the Administrative Agent and the Lenders party to the Existing Credit Agreement. C. Borrowers hereby request and the Administrative Agent and the Lenders hereby agree, subject to the terms and conditions hereof, to amend the Existing Credit Agreement. NOW, THEREFORE, in consideration of the foregoing Recitals, which are hereby incorporated into this Second Amendment and made a part hereof, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Incorporation of Recitals. Borrowers hereby represent and warrant to the Lenders that the foregoing recitals are: (a) true and correct, and (b) an integral part of this Second Amendment. Borrowers and the Lenders hereby agree that all of the Recitals in this Second Amendment are hereby incorporated into and made a part hereof. 2. Capitalized Terms. Except as otherwise defined in this Second Amendment, each capitalized term used herein shall have the same meaning as that ascribed to it in the Existing Credit Agreement, and such definitions shall be incorporated herein by reference, as if fully set forth herein. 3. Amendment to Existing Credit Agreement. A. Section 1.3(b) of the Existing Credit Agreement is hereby amended by adding the following sentence immediately following the last sentence thereto: For the avoidance of doubt, (i) notwithstanding any change in GAAP after the Closing Date that would require lease obligations that would be treated as Operating Leases as of the Closing Date to be classified and accounted for as capital leases or otherwise reflected on Credit Parties’ and their Subsidiaries’ consolidated balance sheet, such obligations shall continue to be treated as Operating Leases and (ii) any lease that was entered into after the date of this Agreement that would have been considered an Operating Lease under GAAP in effect as of the Closing Date shall be treated as an Operating Lease for all purposes under this Agreement and the other Loan Documents. US_ACTIVE-142030594.2

4. Representations, Warranties and Covenants. Each Borrower hereby represents and warrants to Administrative Agent and the Lenders as of the date hereof as follows: A. no Default or Event of Default has occurred and is continuing under the Existing Credit Agreement or any other Loan Document; B. the representations and warranties of such Borrower in the Existing Credit Agreement and each Loan Document are true and correct in all material respects as of the date hereof, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty is true and correct in all respects, on and as of the date hereof as with the same effect as if made on and as of the date hereof (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty made only as of an earlier date that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date); and C. this Second Amendment has been duly authorized, executed and delivered on behalf of such Borrower and this Second Amendment constitutes the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or laws affecting creditor’s rights generally and by general principles of equity. 5. Conditions Precedent. The obligation of Administrative Agent and the Lenders to enter into this Second Amendment is subject to each Borrower and each Credit Party entering into, executing and delivering to Administrative Agent a fully executed original of this Second Amendment. 6. Waiver of Claims. Each Borrower hereby acknowledges, agrees and affirms that it currently possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Existing Credit Agreement or any Loan Document or any amendments thereto (collectively, the “Claims”), nor does such Borrower now have Knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Existing Credit Agreement or any Loan Document, as amended hereby, each Borrower hereby unconditionally, irrevocably and unequivocally waives to the extent permitted by applicable law and fully releases any and all such Claims as if such Claims were the subject of a lawsuit (other than the defense of payment in full), adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice. 7. Ratification of Existing Credit Documents. From and after the date hereof, the Existing Credit Agreement and the Loan Documents shall be deemed to be amended and modified as provided herein, and, except as so amended and modified, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect and the Existing Credit Agreement and the applicable provisions of this Second Amendment shall be read, taken and construed as one and the same instrument. Each Borrower hereby remakes, ratifies and reaffirms all of its Obligations under the terms of the Existing Credit Agreement and the Loan Documents and any other document to which it is a party evidencing, creating or securing the Loans, as of the date hereof after giving effect to the amendments contained herein including, without limitation, the granting of a security interest thereunder. On and after the date hereof, the term “Credit Agreement” used in any document evidencing the Loans shall mean the Existing Credit Agreement as amended hereby. Nothing in this Second Amendment shall constitute a waiver or relinquishment of (a) any Default or Event of Default under any of the Loan Documents, (b) any of the agreements, terms or conditions contained in any of the Loan Documents, (c) any rights or remedies of the - 2 -

Administrative Agent or any Lender with respect to the Loan Documents, or (d) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents. 8. Representation by Counsel. Each Borrower hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this Second Amendment; that it has read and fully understands the terms hereof, that such party and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Second Amendment, and that it intends to be bound hereby. 9. Third Party Beneficiary; Consents. Each Borrower hereby represents that this Second Amendment does not violate any provision of any instrument, document, contract or agreement to which such party is a party, or such Borrower hereby represents that it has obtained all requisite consents under those third party instruments prior to entering into this Second Amendment. 10. Counterparts. This Second Amendment may be executed in any number of counterparts, and by the different parties hereto and thereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original; all the counterparts for this Second Amendment shall together constitute one and the same agreement. Delivery of a counterpart to this Second Amendment by facsimile or electronic transmission shall constitute delivery of an original counterpart hereto. 11. Governing Law. This Second Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Second Amendment or any Loan Document (except, as to any Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of Illinois. 12. Submission to Jurisdiction. Each of the parties hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, arising out of or in any way relating to this Second Amendment or any Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Illinois sitting in Cook County, and of the United States District Court of the Northern District of Illinois, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Illinois State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. 13. Waiver of Venue. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Second Amendment or any Loan Document in any court referred to in Section 12. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. 14. Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.1 of the Existing Credit Agreement. Nothing in this Second Amendment will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. - 3 -

15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECOND AMENDMENT AND THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK. - 4 -

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment dated as of the date first written above. BORROWERS: FEDERAL SIGNAL CORPORATION, as US Borrower By: __/s/ Jennifer L. Sherman_______ Name: Jennifer L. Sherman Title: President and Chief Executive Officer By: ___/s/ Svetlana Vinokur__________ Name: Svetlana Vinokur Title: Vice President, Treasurer and Corporate Development FST CANADA INC., as Non-US Borrower By: ___/s/ Svetlana Vinokur__________ Name: Svetlana Vinokur Title: Vice President and Treasurer [Signature Page to Second Amendment to Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT, SWINGLINE LENDER, ISSUING LENDER AND LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION By: __/s/ Brett Rausch_________________ Name: Brett Rausch Title: Senior Vice President [Signature Page to Second Amendment to Amended and Restated Credit Agreement]

OTHER LENDERS: JPMORGAN CHASE BANK, N.A. By: __/s/ Jonathan M. Deck____ Name: Jonathan M. Deck Title: Authorized Officer [Signature Page to Second Amendment to Amended and Restated Credit Agreement]

LENDER: JPMORGAN CHASE BANK, N.A., TORONTO BRANCH By: ____/s/ Michael N. Tam______ Name: Michael N. Tam Title: Senior Vice President [Signature Page to Second Amendment to Amended and Restated Credit Agreement]

LENDER: KEYBANK NATIONAL ASSOCIATION By: ___/s/ Marcel Fournier______ Name: Marcel Fournier Title: Senior Vice President [Signature Page to Second Amendment to Amended and Restated Credit Agreement]

LENDER: SUNTRUST BANK By: __/s/ Lisa Garling____ Name: Lisa Garling Title: Director [Signature Page to Second Amendment to Amended and Restated Credit Agreement]

LENDER: PNC BANK, NATIONAL ASSOCIATION By: __/s/ Brandon S. Norder_____ Name: Brandon S. Norder Title: Senior Vice President [Signature Page to Second Amendment to Amended and Restated Credit Agreement]